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                                                                     Exhibit 4.1

COMMON                              [FIREPOND LOGO]                       COMMON

[FIRE LOGO]                          firepond tm                          [LOGO]

THIS CERTIFICATE IS TRANSFERABLE     FIREPOND, INC.              SEE REVERSE FOR
IN BOSTON, MA OR NEW YORK, NY   INCORPORATED UNDER THE LAWS  CERTAIN DEFINITIONS
                                 OF THE STATE OF DELAWARE     CUSIP 318224 10 2

This Certifies that







is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
   =========================FIREPOND, INC.===================================

transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which, the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:




/s/ Paul K. McDermott           SEAL                    /s/ Klaus P. Besier
------------------------                              --------------------------
TREASURER AND                                           PRESIDENT AND
CHIEF FINANCIAL OFFICER                                 CHIEF EXECUTIVE OFFICER



                              COUNTERSIGNED AND REGISTERED
                                                   BANKBOSTON, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                              BY  /s/ L.E. Seeley

                                                            AUTHORIZED SIGNATURE
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FIREPOND, INC.

The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Certificate of Incorporation, as amended from time to time.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --
TEN ENT --
JT TEN --
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACT --                    Custodian
                                             (Cust)
(Minor)
                              under Uniform Gifts to Minors
                              Act
                                                                  (State)

UNIF TRF MIN ACT --                Custodian (until age          )
                                           (Cust)
                                                  under Uniform Transfers
                                             (Minor)
                                to Minors Act

(State)

FOR VALUE RECEIVED,
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
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X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATES AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.